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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 24, 2004

                                  SCHAWK, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ----------------------------

               DELAWARE                     1-09335               36-2545354
     (State or other jurisdiction  (Commission file number)    (I.R.S. employer
          of incorporation)                                  identification no.)

           1695 RIVER ROAD
           DES PLAINES, IL                                          60018
Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (847) 827-9494

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 24, 2004, Schawk, Inc. (the "Company") announced its earnings results for the quarter and year ended December 31, 2003. Attached as
Exhibit 99.1 is a copy of the press release relating to the Company's earnings results, which is incorporated herein by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SCHAWK, INC.


Date:  February 24, 2004                     By:  /s/ A. Alex Sarkisian
                                                -----------------------
                                                  A. Alex Sarkisian
                                                  Executive Vice President and
                                                  Corporate Secretary


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                                INDEX TO EXHIBITS

   Exhibit

     99.1       Press Release dated February 24, 2004